                                                               Exhibit 99.(h)(2)

                                    EXHIBIT A

                             WELLS FARGO FUNDS TRUST
                            WELLS FARGO MASTER TRUST
                           WELLS FARGO VARIABLE TRUST

                          ACCOUNTING SERVICES AGREEMENT

     THIS EXHIBIT A, as of the date set forth below, is Exhibit A to the Amended and Restated Accounting Services Agreement dated as of May 10, 2006, between PFPC INC. and Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust.

WELLS FARGO FUNDS TRUST

Names of Portfolios                           Existing Classes
-------------------------------------------   -----------------------------------------------
100% Treasury Money Market Fund               A, Service
Aggressive Allocation Fund                    Administrator
Asia Pacific Fund                             A, C, Investor
Asset Allocation Fund                         A, B, C, Administrator
C&B Large Cap Value Fund                      A, B, C, Administrator, Institutional, Investor
C&B Mid Cap Value Fund                        A, B, C, Administrator, Institutional, Investor
California Limited-Term Tax-Free Fund         A, C, Administrator
California Tax-Free Fund                      A, B, C, Administrator
California Tax-Free Money Market Fund         A, Institutional, Service
California Tax-Free Money Market Trust        Single Class
Capital Growth Fund                           A, C, Administrator, Institutional, Investor
Cash Investment Money Market Fund             Administrator, Institutional, Service, Select
Colorado Tax-Free Fund                        A, B, C, Administrator
Common Stock Fund                             A, B, C, Investor
Conservative Allocation Fund                  Administrator
Discovery Fund                                A, C, Administrator, Investor, Institutional
Diversified Bond Fund                         Administrator
Diversified Equity Fund                       A, B, C, Administrator
Diversified Small Cap Fund                    Administrator
Emerging Growth Fund                          A, C, Administrator, Institutional, Investor
Emerging Markets Equity Fund                  A, B, C, Administrator
Endeavor Select Fund                          A, B, C, Administrator, Institutional
Enterprise Fund                               A, C, Administrator, Institutional, Investor
Equity Income Fund                            A, B, C, Administrator
Equity Value Fund                             A, B, C, Administrator, Institutional
Government Money Market Fund                  A, Administrator, Institutional, Service
Government Securities Fund                    A, B, C, Administrator, Institutional, Investor
Growth Balanced Fund                          A, B, C, Administrator
Growth Equity Fund                            A, B, C, Administrator, Institutional
Growth Fund                                   A, C, Administrator, Institutional, Investor
Heritage Money Market Fund                    Administrator, Institutional, Select
High Income Fund                              A, B, C, Institutional, Investor

Names of Portfolios                           Existing Classes
-------------------------------------------   -----------------------------------------------
Income Plus Fund                              A, B, C, Institutional, Investor
Index Fund                                    A, B, Administrator, Investor
Inflation-Protected Bond Fund                 A, B, C, Administrator
Intermediate Tax/AMT-Free Fund                A, C, Administrator, Institutional, Investor
International Core Fund                       A, B, C, Administrator
International Equity Fund                     A, B, C, Administrator, Institutional, Investor
International Value                           A, B, C, Administrator, Institutional
Large Cap Appreciation Fund                   A, B, C, Administrator, Institutional
Large Cap Growth Fund                         Investor
Large Company Core Fund                       A, B, C, Administrator, Institutional, Investor
Large Company Growth Fund                     A, B, C, Administrator, Institutional, Investor
Large Company Value Fund                      A, C, Administrator, Institutional, Investor
Managed Account CoreBuilder Shares Series G   Single Class
Managed Account CoreBuilder Shares Series M   Single Class
Mid Cap Disciplined Fund                      A, C, Administrator, Institutional, Investor
Mid Cap Growth Fund                           A, B, C, Administrator, Institutional, Investor
Minnesota Money Market Fund                   A
Minnesota Tax-Free Fund                       A, B, C, Administrator
Moderate Balanced Fund                        A, B, C, Administrator
Money Market Fund                             A, B, Investor
Money Market Trust                            Single Class
Municipal Bond Fund                           A, B, C, Administrator, Institutional, Investor
Municipal Money Market Fund                   Institutional, Investor
National Tax-Free Money Market Fund           A, Institutional, Service, Administrator
National Tax-Free Money Market Trust          Single Class
Opportunity Fund                              A, C, Administrator, Investor
Overland Express Sweep Fund                   Single Class
Prime Investment Money Market Fund            Institutional, Service
Short Duration Government Bond Fund           A, B, C, Administrator, Institutional
Short-Term Bond Fund                          A, C, Institutional, Investor
Short-Term High Yield Bond Fund               A, C, Investor
Short-Term Municipal Bond Fund                A, C, Investor
Small Cap Disciplined Fund                    A, C, Administrator, Institutional, Investor
Small Cap Growth Fund                         A, B, C, Administrator, Institutional, Investor
Small Cap Opportunities Fund                  Administrator
Small Cap Value Fund                          A, B, C, Institutional, Investor
Small Company Growth Fund                     A, B, C, Administrator, Institutional
Small Company Value Fund                      A, B, C, Administrator
Small/Mid Cap Value Fund                      A, C, Administrator, Investor, Institutional
Social Sustainability Fund                    A, C, Administrator
Specialized Financial Services Fund           A, B, C
Specialized Technology Fund                   A, B, C, Investor
Stable Income Fund                            A, B, C, Administrator
Strategic Income Fund                         A, B, C

Names of Portfolios                           Existing Classes
-------------------------------------------   -----------------------------------------------
Strategic Small Cap Value Fund/1/             A, C, Administrator
Target Today Fund                             A, B, C, Administrator, Institutional, Investor
Target 2010 Fund                              A, B, C, Administrator, Institutional, Investor
Target 2015 Fund                              Administrator, Institutional, Investor
Target 2020 Fund                              A, B, C, Administrator, Institutional, Investor
Target 2025 Fund                              Administrator, Institutional, Investor
Target 2030 Fund                              A, B, C, Administrator, Institutional, Investor
Target 2035 Fund                              Administrator, Institutional, Investor
Target 2040 Fund                              A, B, C, Administrator, Institutional, Investor
Target 2045 Fund                              Administrator, Institutional, Investor
Target 2050 Fund                              Investor, Institutional, Administrator
Total Return Bond Fund                        A, B, C, Administrator, Institutional, Investor
Treasury Plus Money Market Fund               A, Administrator, Institutional, Service
U.S. Value Fund                               A, B, C, Administrator, Investor
Ultra Short-Term Income Fund                  A, C, Administrator, Institutional, Investor
Ultra Short-Term Municipal Income Fund        A, C, Institutional, Investor
WealthBuilder Conservative Allocation
  Portfolio                                   Single Class
WealthBuilder Equity Portfolio                Single Class
WealthBuilder Growth Allocation Portfolio     Single Class
WealthBuilder Growth Balanced Portfolio       Single Class
WealthBuilder Moderate Balanced Portfolio     Single Class
WealthBuilder Tactical Equity Portfolio       Single Class
Wisconsin Tax-Free Fund                       A, C, Investor

WELLS FARGO MASTER TRUST

Names of Portfolios                           Existing Classes
-------------------------------------------   -----------------------------------------------
C&B Large Cap Value Portfolio                 Single Class
Disciplined Growth Portfolio                  Single Class
Diversified Fixed Income Portfolio            Single Class
Diversified Stock Portfolio                   Single Class
Emerging Growth Portfolio                     Single Class
Equity Income Portfolio                       Single Class
Equity Value Portfolio                        Single Class
Index Portfolio                               Single Class
Inflation-Protected Bond Portfolio            Single Class
International Core Portfolio                  Single Class
International Growth Portfolio                Single Class
International Index Portfolio                 Single Class
International Value Portfolio                 Single Class
Large Cap Appreciation Portfolio              Single Class
Large Company Growth Portfolio                Single Class

----------
/1/ On June 2, 2009, the Board of Trustees approved the liquidation of the Strategic Small Cap Value Fund effective on or about August 21, 2009.

Names of Portfolios                           Existing Classes
-------------------------------------------   -----------------------------------------------
Managed Fixed Income Portfolio                Single Class
Short-Term Investment Portfolio               Single Class
Small Cap Index Portfolio                     Single Class
Small Company Growth Portfolio                Single Class
Small Company Value Portfolio                 Single Class
Stable Income Portfolio                       Single Class
Strategic Small Cap Value Portfolio           Single Class
Total Return Bond Portfolio                   Single Class

WELLS FARGO VARIABLE TRUST

Names of Portfolios                           Existing Classes
-------------------------------------------   -----------------------------------------------
VT Asset Allocation Fund                      Single Class
VT C&B Large Cap Value Fund                   Single Class
VT Discovery Fund                             Single Class
VT Equity Income Fund                         Single Class
VT International Core Fund                    Single Class
VT Large Company Core Fund                    Single Class
VT Large Company Growth Fund                  Single Class
VT Money Market Fund                          Single Class
VT Opportunity Fund                           Single Class
VT Small Cap Growth Fund                      Single Class
VT Small/Mid Cap Value Fund                   Single Class
VT Total Return Bond Fund                     Single Class

Exhibit A amended: June 2, 2009

     The foregoing exhibit is agreed to as of June 2, 2009 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST                PFPC INC.


By:                                    By:
    --------------------------------       -------------------------------------
Name:  Jeremy DePalma                  Name:  James A. Gallo
Title: Treasurer                       Title: Vice President & Managing Director


WELLS FARGO MASTER TRUST


By:
    --------------------------------
Name:  Jeremy DePalma
Title: Treasurer


WELLS FARGO VARIABLE TRUST

By:
    --------------------------------
Name:  David Berardi
Title: Treasurer